UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - July 29, 2019
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13696	31-1401455
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive, West Chester, Ohio 45069
(Address of principal executive offices, including zip code)

(513) 425-5000
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.01 Par Value	AKS	The New York Stock Exchange

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2019, AK Steel Holding Corporation issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, regarding its financial results for the second quarter of 2019.

Item 7.01	Regulation of FD Disclosures.

AK Steel has prepared presentation materials (the “Investor Presentation”) that management intends to use with its earnings conference call for its second quarter 2019 financial results, to be held at 8:30 a.m. Eastern Time on July 29, 2019, and from time to time thereafter in presentations regarding AK Steel. AK Steel may use the Investor Presentation, possibly with modifications, in presentations to current and potential investors, as well as others with an interest in AK Steel and its business.

The information contained in the Investor Presentation is summary information that should be considered in the context of materials filed with, or furnished to, the Securities and Exchange Commission and other public announcements that AK Steel may make by news release or otherwise from time to time.  The Investor Presentation speaks only as of the date of this Current Report on Form 8-K.  While AK Steel may elect to update the Investor Presentation in the future to reflect events and circumstances occurring or existing after the date of this Current Report, AK Steel specifically disclaims any obligation to do so.

By filing this Current Report on Form 8-K and furnishing the Investor Presentation, AK Steel makes no admission or representation as to the materiality of any information in this Current Report or the Investor Presentation.  The Investor Presentation may contain forward-looking statements.  See Page 3 of the Investor Presentation for a discussion of certain forward-looking statements that may be included therein and the risks and uncertainties related thereto.

The Investor Presentation is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibit:

		99.1	Press Release issued on July 29, 2019
		99.2	Investor Presentation July 2019
		101.Ins	XBRL Instance Document – the XBRL Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
		101.Sch	XBRL Taxonomy Extension Schema Document
		101.Cal	XBRL Taxonomy Extension Calculation Linkbase Document
		101.Def	XBRL Taxonomy Extension Definition Linkbase Document
		101.Lab	XBRL Taxonomy Extension Label Linkbase Document
		101.Pre	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ Joseph C. Alter
Joseph C. Alter
Corporate Secretary

Dated:	July 29, 2019